SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 13, 1999




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




         Delaware                      0-22223                  31-1499862
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
   of incorporation)                                         Identification No.)



101 E. Court Street, Sidney, Ohio 45365
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (937) 492-6129
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 13, 1999, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing the Company's first quarter earnings for the fiscal year ending June 30, 2000 and the declaration of a cash dividend.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated October 13, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:    October 20, 1999             By:   /s/ Douglas Stewart
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                                            Douglas Stewart, President and Chief
                                            Executive Officer

                                   EXHIBIT 99